UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2007

UHF Incorporated

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of Incorporation)

000-49729	38-1740889
(Commission File Number)	(IRS Employer Identification No.)

60 Port Perry Road, North Versailles, Pennsylvania	15137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-4039

24001 Greater Mack Avenue, St. Clair Shores, Michigan 48080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 24, 2007, the registrant’s Common Stock was cleared to be quoted for trading on the OTC Bulletin Board. On February 8, 2007, the registrant issued a press release announcing that its Common Stock had been cleared to be quoted for trading on the OTC Bulletin Board and that the trading symbol is “UHFI”. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Press release, dated February 8, 2007, of UHF Incorporated

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

February 9, 2007

UHF Incorporated
Registrant

By:	/s/ Ronald C. Schmeiser
Ronald C. Schmeiser
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated February 8, 2007